UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 11, 2011 (April 5, 2011)

PZENA INVESTMENT MANAGEMENT, INC. -------------------------------------------------------------------- (Exact Name of Registrant as Specified in its Charter)

Delaware ---------------------------------- (State or Other Jurisdiction of Incorporation)	001-33761 ------------------------------- (Commission File Number)	20-8999751 ------------------------------------------ (IRS Employer Identification Number)

120 West 45th Street, New York, New York --------------------------------------------------------------- (Address of Principal Executive Offices)	10036 -------------------------------------------------------------- Zip Code

Registrant’s Telephone Number, Including Area Code: (212) 355-1600

--------------------------------------------------------------------------------- (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
___          Written communications pursuant to Rule 425 under the Securities Act.
___           Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
___           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
___           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) and (b) Changes in Independent Registered Public Accounting Firm

On April 5, 2011, after a competitive proposal process, the Audit Committee approved the engagement of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. In connection with the selection of KPMG LLP on April 5, 2011, the Audit Committee decided not to renew the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm.

During the years ended December 31, 2010 and 2009 and for the period from January 1, 2011 to April 5, 2011, neither the Company nor anyone on its behalf has consulted with KPMG LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of Ernst & Young LLP on the Company’s consolidated financial statements for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2010 and 2009 and for the period from January 1, 2011 to April 5, 2011, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years.

During the years ended December 31, 2010 and 2009 and for the period from January 1, 2011 to April 5, 2011, there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Company has provided Ernst & Young LLP with a copy of the above disclosures, and has requested that Ernst & Young LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of Ernst & Young LLP’s letter dated April 11, 2011 is attached as Exhibit 16.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pzena Investment Management, Inc.

Dated: April 11, 2011	By:	/s/ Gregory S. Martin
Name: Gregory S. Martin
Title: Chief Financial Officer